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                                                                    EXHIBIT 99.2

                                 FORM OF PROXY
                                 VIAGENE, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        FOR SPECIAL MEETING--    , 1995

  The undersigned stockholder of Viagene, Inc. (the "Company") acknowledges receipt of the Notice of the Special Meeting of Stockholders and Proxy
Statement-Prospectus, each dated     , 1995, and the undersigned revokes all
prior proxies and appoints David F. Hale, Robert T. Abbott and R. Jefferson Works, or each of them, proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Special Meeting of Stockholders to be held at the offices of the Company,
11055 Roselle Street, San Diego, California at     .m. on     , 1995 and any
postponement or adjournment thereof, and instructs said proxies to vote as follows:

1. TO APPROVE AND ADOPT (A) THE AGREEMENT AND PLAN OF MERGER, DATED AS OF APRIL 23, 1995 (THE "MERGER AGREEMENT") BETWEEN THE COMPANY AND CHIRON CORPORATION, A DELAWARE CORPORATION ("CHIRON"), PURSUANT TO WHICH THE COMPANY WILL MERGE (THE "MERGER") WITH AND INTO VIAGENE ACQUISITION CORP., A DELAWARE CORPORATION AND WHOLLY-OWNED SUBSIDIARY OF CHIRON, AND (B) THE
   MERGER:


                         [_] FOR[_] AGAINST[_] ABSTAIN

                          (continued on reverse side)
                         (continued from reverse side)


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.

                                           Dated this __________ day of  , 1995

                                           ------------------------------------
                                                 Signature of Stockholder
                                           ------------------------------------
                                                 Signature of Stockholder

                                           Please sign exactly as your name or
                                           names appear hereon. When signing
                                           as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If
                                           shares are held jointly, each
                                           holder should sign.

 PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.